Exhibit 10.49

EXECUTION VERSION

DATED 1 DECEMBER 2009

JELEGAT HOLDINGS LIMITED

as the Lender

and

JOINT STOCK COMPANY «DISTILLERY «TOPAZ»

OOO “FIRST TULA DISTILLERY”

BRAVO PREMIUM LLC

LIMITED LIABILITY COMPANY «THE TRADING HOUSE «RUSSIAN

ALCOHOL»

JOINT STOCK COMPANY «RUSSIAN ALCOHOL GROUP»

ZAO “SIBIRSKY LVZ”

CLOSED JOINT STOCK COMPANY «MID-RUSSIAN DISTILLERIES»

as the Borrowers

ON-LOAN FACILITY AGREEMENT

TABLE OF CONTENTS

1.	INTERPRETATION	3

2.	ADVANCE	5

3.	PAYMENT OF INTEREST AND PRINCIPAL	5

4.	DEMAND	5

5.	PREPAYMENT	6

6.	TAXES	6

7.	UNDERTAKINGS	6

8.	REPRESENTATIONS	6

9.	ASSIGNMENT AND TRANSFER	7

10.	REMEDIES, WAIVERS AND PARTIAL INVALIDITY	8

11.	CERTIFICATE	8

12.	GENERAL	8

13.	NOTICES	8

14.	GOVERNING LAW AND JURISDICTION	12

15.	SERVICE OF PROCESS	13

16.	COUNTERPARTS	13

SCHEDULE 1 Security Arrangements		14

THIS ON-LOAN FACILITY (this “AGREEMENT”) is made on 1 DECEMBER 2009 BETWEEN:

(1)	JELEGAT HOLDINGS LIMITED, a company incorporated in Cyprus (corporate identity no. 256696) having its registered office at: 2-4 Arch Makarios Ave., Capital Center, 9th Floor, P.O. Box 21255, Nicosia 1505, Cyprus (the “Lender”); and

(2)	JOINT STOCK COMPANY «DISTILLERY «TOPAZ», a company incorporated under the laws of Russia (principal state registration number: 1025004907916) having its registered office at 46, Oktyabrskaya str., Pushkino, Moscow region, 141200, Russia, OOO “FIRST TULA DISTILLERY”a company incorporated under the laws of Russia (principal state registration number: 1047101123630) having its registered office at 5, Nekrasova street, Tula, the Tula region, 300045, Russia, BRAVO PREMIUM LLC, a company incorporated under the laws of Russia (principal state registration number: 1027804850303) having its registered office at Liter A, 52/4, Kuznetsovskaya str., Saint-Petersburg, I96I05, Russian Federation, LIMITED LIABILITY COMPANY «THE TRADING HOUSE «RUSSIAN ALCOHOL», a company incorporated under the laws of Russia (principal state registration number: 1047796690611) having its registered office at 3, Krasnayasosna str., Moscow, 129337, Russian Federation, ZAO “SIBIRSKY LVZ”, a company incorporated under the laws of Russia (principal state registration number: 1075475004087) having its registered office at, industrial area of Sibirsky LVZ, No 1, Koltsovo, Novosibirsk district, Novosibirsk region, 630559, Russian Federation, CLOSED JOINT STOCK COMPANY «MID-RUSSIAN DISTILLERIES», a company incorporated under the laws of Russia (principal state registration number 1057747177861) having its registered office at Degtyarny per. 5. corp. 2, Moscow, 125009, Russian Federation, JOINT STOCK COMPANY «RUSSIAN ALCOHOL GROUP», a company incorporated under the laws of Russia (principal state registration number: 1037705023190) having its registered office at 1, Eniseiskaya str., Moscow, 129344, Russian Federation (acting on its own behalf and as a Managing Company on behalf of the following above mentioned companies: JOINT STOCK COMPANY «DISTILLERY «TOPAZ», OOO “FIRST TULA DISTILLERY” and ZAO “SIBIRSKY LVZ” ) (the “Borrowers” and each a “Borrower”).

THE PARTIES AGREE as follows:

1.	INTERPRETATION

1.1	In this Agreement:

“Advances” means the advances set out under clause 2.1 and an “Advance” refers to any one of them;

“Advance Date” means the date on which each Advance will be made by the Lender being such date prior to the Repayment Date as the Lender and the Borrowers shall agree in writing;

“Allocable Arrangement and Commitment Fee” means, for each Borrower, $3,772,519 multiplied by that Borrower’s Pro Rated Percentage;

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in Nicosia and Moscow;

“Jelegat Loan” means the loan agreement between CEDC Finance Corporation International, Inc. and the Lender to be entered into on 2 December 2009;

“Interest Payment Date” means 30 May 2010 and semi annual dates thereafter;

“Lender’s Account” means the account number in the name of the Lender as shall be notified to the Borrowers under this Agreement;

“Pro-Rated Percentage” means, in respect of each Borrower, the amount of that Borrower’s Advance divided by the aggregate amount of all Advances outstanding expressed as a percentage;

“RAG Guarantor Accession Date” has the meaning ascribed to it in the Jelegat Loan;

“Repayment Date” means 29 November 2016; and

“Repayment Fee” means, for each Borrower, $1,708,414 multiplied by the Pro-Rated Percentage.

1.2	In this Agreement, a reference to:

1.2.1	words importing the singular shall include the plural and vice versa;

1.2.2	a clause, paragraph or schedule, unless the context otherwise requires, is a reference to a clause or paragraph of, or schedule to, this Agreement;

1.2.3	any document shall be construed as references to that document as amended, varied, novated or supplemented;

1.2.4	any statute or statutory provision include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

1.2.5	the words “including” and “in particular” shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any preceding words;

1.2.6	the words “other” and “otherwise” shall not be construed ejusdem generis with any foregoing words where a wider construction is possible;

1.2.7	a “person” shall be construed so as to include that person’s assigns, transferees or successors in title and shall be construed as including references to an individual, firm, partnership, joint venture, company, corporation, body corporate, unincorporated body of persons or any state or any agency of a state; and

1.2.8	“$” or “Dollars” shall mean the lawful currency of the United States of America.

1.3	The headings in this Agreement do not affect its interpretation.

2.	ADVANCE

2.1	On the Advance Date, the Lender shall make the following Advances to the Borrowers:

2.1.1	$193,995,000 to JOINT STOCK COMPANY «DISTILLERY «TOPAZ»;

2.1.2	$13,400,000 to OOO “FIRST TULA DISTILLERY”;

2.1.3	$18,000,000 to BRAVO PREMIUM LLC;

2.1.4	$5,000 to LIMITED LIABILITY COMPANY «THE TRADING HOUSE «RUSSIAN ALCOHOL»;

2.1.5	$15,680,000 to JOINT STOCK COMPANY «RUSSIAN ALCOHOL GROUP»;

2.1.6	$22,900,000 to ZAO “SIBIRSKY LVZ”; and

2.1.7	$5,000 to CLOSED STOCK COMPANY «MID-RUSSIAN DISTILLERIES».

3.	PAYMENT OF INTEREST AND PRINCIPAL

3.1	Scheduled Interest

3.1.1	Each Borrower shall pay interest on its respective Advance at the rate of 9.50 per cent. per annum.

3.1.2	If the rate of interest under the Jelegat Loan increases pursuant to its terms the rate of interest on each Advance shall increase automatically by the same percentage.

3.1.3	Interest on each Advance will be computed by reference to interest periods of six months. Interest will be calculated on the basis of days outstanding in a 365 day year.

3.1.4	Interest shall be payable by each Borrower to the Lender in immediately available funds not later than the Interest Payment Dates. In the event that any Interest Payment Date is not a Business Day such interest shall be paid in immediately available funds not later than the Business Day immediately preceding the relevant Interest Payment Date.

3.2	Repayment of Advance

Unless otherwise demanded and repaid under this Agreement, each Borrower shall repay on the Repayment Date its respective Advance in full to the Lender together with all interest accrued thereon and all other amounts due from the Borrower under this Agreement together with the Allocable Arrangement and Commitment Fee and the Repayment Fee.

4.	DEMAND

Notwithstanding any other provision of this Agreement, the Lender may demand repayment by the Borrowers of all or any part of their respective Advances (together with the Allocable Arrangement and Commitment Fee and the Repayment Fee) in the

amount of the Lender’s first demand for such repayment. Any such repayment shall be made together with any other amounts (whether of principal, interest or otherwise) due under this Agreement. To the extent that the Borrowers repay part of their respective Advances under this Clause 4, the Allocable Arrangement and Commitment Fee and the Repayment Fee will each be pro-rated by reference to the amount of the Advance being repaid.

5.	PREPAYMENT

5.1	Prepayment of Advance

5.1.1	No Borrower may repay all or any part of the Advances except at the times and in the manner expressly provided for in this Agreement. All prepayments under this Agreement shall be irrevocable.

5.1.2	Notwithstanding the provisions of Clause 5.1.1, or any other provision of this Agreement, each Borrower shall be entitled to prepay or reduce the amount of its Advance in any manner at the request of the Lender to facilitate or otherwise accommodate or reflect a corresponding repayment, redemption or repurchase under the Jelegat Loan.

5.2	No Reborrowing

No Borrower shall be entitled to reborrow any amount paid.

6.	TAXES

6.1	All payments to be made by the Borrowers to the Lender hereunder shall be made free and clear of and without deduction for or on account of all present or future taxes, withholding, levies, duties, imposts and deductions.

7.	UNDERTAKINGS

Each Borrower hereby undertakes to cooperate with the Lender and any agent appointed by the Lender in relation thereto to effect the security arrangements set out in Schedule 1 to this Agreement in so far as such arrangements pertain to such Borrower and/or its subsidiary. The parties agree to effect such security arrangements within the time periods specified in Schedule 1.

8.	REPRESENTATIONS

Each Borrower makes the representations and warranties set out in this clause 8 to the Lender on the date of this Agreement.

8.1	Status

8.1.1	It is duly incorporated and validly existing under the law of its jurisdiction of incorporation.

8.1.2	It has the power to own its assets and carry on its business as it is being conducted.

8.2	Binding obligations

The obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations.

8.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by this Agreement do not and will not conflict with:

8.3.1	any law or regulation applicable to it; or

8.3.2	its constitutional documents.

8.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of this Agreement to which it is a party and the transactions contemplated by this Agreement.

8.5	Validity and admissibility in evidence

All authorisations required:

8.5.1	to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Agreement; and

8.5.2	to make this Agreement admissible in evidence in its jurisdiction of incorporation,

8.5.3	have been obtained or effected and are in full force and effect.

8.6	Pari passu ranking

At all times any unsecured and unsubordinated claims of the Lender against it under this Agreement shall rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for those creditors whose claims are mandatorily preferred by law applying to companies generally.

9.	ASSIGNMENT AND TRANSFER

9.1	Binding Agreement

This Agreement shall be binding upon and inure to the benefit of each party hereto and its or any subsequent successors and assignees.

9.2	Assignments and Transfers

Save for the assignment of this Agreement to be entered into between the Lender and TMF Trustee Limited, neither the Borrowers nor the Lender shall be entitled to assign or transfer all or any of their respective rights, benefits and obligations hereunder without the prior written consent of the Borrowers in the case of the Lender or the Lender in the case of a Borrower and TMF Trustee Limited in either case. The Lender as an agent of the Borrowers shall maintain a register (the “Register”) of the name and address of the person that has rights, benefits and obligations as Lender hereunder. Any transfer of rights, benefits and obligations of the Lender hereunder shall be reflected in the Register.

10.	REMEDIES, WAIVERS AND PARTIAL INVALIDITY

10.1	No failure by the Lender to exercise, nor any delay by the Lender in exercising, any right or remedy hereunder shall operate as a waiver thereof, or shall any single or partial exercise of any other right or remedy prevent any further or another exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights nor remedies provided by law.

10.2	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable under the laws of any jurisdiction, that shall not affect:

10.2.1	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

10.2.2	the legality, validity or enforceability under the laws of any other jurisdiction of that or another provision of this Agreement.

11.	CERTIFICATE

A certificate from the Lender as to the amount at any time due from a Borrower to the Lender in relation to an Advance shall, in the absence of manifest error, be conclusive.

12.	GENERAL

12.1	A variation of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

12.2	Save as otherwise provided herein, any payment to be made by any party under this Agreement shall be made in the currency of the relevant Advance (or as otherwise determined by the Lender) and in full without any set-off, restriction, condition or deduction for or on account of any counterclaim.

12.3	Except as provided herein, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

12.4	Unless otherwise specified in writing, all payments to the Lender under this Agreement shall be made to the Lender’s Account.

13.	NOTICES

13.1	A notice or other communication under or in connection with this Agreement (a “Notice”) shall be:

13.1.1	in writing;

13.1.2	in the English language; and

13.1.3	sent by first class post (and air mail if overseas) or by fax as set out below:

(a)	for Joint Stock Company «Distillery «Topaz» at:

46, Oktyabrskaya str.

Pushkino

Moscow region

141200

Russia

Facsimile: +7 (495) 993-33-36

Attention: General Director

(b)	for OOO “First Tula Distillery” at:

5, Nekrasova street

Tula

the Tula region

300045

Russia

Facsimile: +7 (4872) 25-02-25

Attention: General Director

(c)	for Bravo Premium LLC at:

Liter A, 52/4

Kuznetsovskaya str.

Saint-Petersburg

I96I05

Russian Federation

Facsimile: +7 (812)336-48-86

Attention: General Director

(d)	for Limited Liability Company «The Trading House «Russian

Alcohol» at:

3, Krasnaya sosna str.

Moscow

129337

Russian Federation

Facsimile: +7 (495) 642-82-83

Attention: General Director

(e)	for Joint Stock Company «Russian Alcohol Group» at:

1, Eniseiskaya str.

Moscow

129344

Russian Federation

Facsimile: +7 (495) 642-82-83

Attention: General Director

(f)	for ZAO “Sibirsky LVZ” at:

industrial area of Sibirsky LVZ, No 1

Koltsovo

Novosibirsk district

Novosibirsk region

630559

Russian Federation

Facsimile: +7 (383) 363-33-98

Attention: General Director

(g)	for Closed Joint Stock Company «Mid-Russian Distilleries» at:

Building 1, 1st Eniseiskaya str.

Moscow

129344

Russian Federation

Facsimile: +7 (495) 993-33-36

Attention: General Director

and for each of (a) to (g) with a copy to (but which shall not constitute notice):

Joint Stock Company «Russian Alcohol Group» at:

1, Eniseiskaya str.

Moscow

129344

Russian Federation

Facsimile: +7 (495) 642-82-83

Attention: General Director

(h)	for the Lender at:

Jelegat Holdings Limited

2-4 Arch Makarios Ave.

Capital Center

9th Floor

P.O. Box 21255

Nicosia 1505

Cyprus

Facsimile: +(357) 22670670

Attention: Corporate Secretary

and with a copy to (but which shall not constitute notice):

Central European Distribution Corporation at:

Two Bala Plaza, Suite 300

Bala Cynwyd, PA 19004

U.S.A.

Facsimile: +48 22 455 1810

Attention: Chris Biedermann, Chief Financial Officer

and

Biuro Zarządu CEDC

Bobrowiecka 6, 00-728,

Warsaw

Poland

Facsimile: +48 22 45 66 001

Attention: the CEDC Management Board

13.2	Unless there is evidence that it was received earlier, a Notice is deemed given if:

13.2.1	sent by mail, ten (10) Business Days after posting it; and

13.2.2	sent by fax, when confirmation of its transmission has been recorded by the sender’s fax machine.

14.	GOVERNING LAW AND JURISDICTION

14.1	This Agreement is governed by English law.

14.2	Subject to clause 14.4, the courts of England have exclusive jurisdiction to settle any dispute arising from or connected with this Agreement (a “Dispute”) including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity.

14.3	The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

14.4	In addition to clause 14.2 above, the Lender shall have the right to refer any dispute which may arise out of or in connection with this Agreement to final and binding arbitration in London, England, pursuant to the arbitration rules of LCIA (the “LCIA Rules”). The language of the arbitration proceedings shall be English. Such arbitration shall be conducted by an arbitrator appointed in accordance with LCIA Rules. The seat or legal place of arbitration shall be deemed to be England, and accordingly the substantive laws of England shall be applicable for purposes of the arbitration. The procedural law for any reference to arbitration shall be English law. Any right of appeal or reference on points of law to the courts is hereby waived, to the extent that such waiver can be validly made. The arbitral tribunal shall have the power to order on a provisional basis any relief which it would have power to grant in a final award. Any award given by the arbitrator shall be final and binding on the Parties and shall be in lieu of any other remedy.

15.	SERVICE OF PROCESS

15.1	Without prejudice to any other mode of service allowed under any relevant law, each Borrower:

15.1.1	irrevocably appoints Law Debenture Corporate Services Limited, Fifth Floor 100 Wood Street, London, EC2V 7EX as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

15.1.2	agrees that failure by a process agent to notify the Borrower of the process will not invalidate the proceedings concerned.

15.2	Without prejudice to any other mode of service allowed under any relevant law, the Lender:

15.2.1	irrevocably appoints Law Debenture Corporate Services Limited, Fifth Floor 100 Wood Street, London, EC2V 7EX as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

15.2.2	agrees that failure by a process agent to notify the Lender of the process will not invalidate the proceedings concerned.

16.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which together evidence the same agreement.

SCHEDULE 1

SECURITY ARRANGEMENTS

1.	Within two months of the RAG Guarantor Accession Date each Borrower shall enter into arrangements with the Lender and any agent appointed by the Lender to provide as security to the Advances, registered pledges of participatory interests of or the shares in, as appropriate, each of the Borrowers.

2.	Within two months of the RAG Guarantor Accession Date each Borrower, the Lender and any agent appointed by the Lender shall enter into arrangements to provide as security to the Advances, assignments of:

2.1	the rights under each non-Russian bank account; and

2.2	withdrawal rights agreements for each Russian bank account,

of each of the Borrowers containing at least $5.0 million (or the U.S. dollar equivalent thereof) in deposits, measured as of 13 November 2009, and thereafter as of the last day of each fiscal quarter after 2 December 2009.

3.	Within six months of the RAG Guarantor Accession Date the relevant Borrower, the Lender and any agent appointed by the Lender shall enter into arrangements to provide as security to the Advances, mortgage agreements and evidence of filing motions with the appropriate registry to register the mortgages over real property, land rights and fixtures (to the extent qualified as real property under Russian law) of:

3.1	the distillery belonging to ZAO “Sibirsky LVZ”, with the address: industrial area of Sibirsky LVZ, No ,1Koltsovo, Novosibirsk district, Novosibirsk region, Russia; and

3.2	the factory belonging to OOO “First Tula Distillery”, with the address: 5, Nekrasova street, Tula, the Tula region, Russia.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

THE LENDER

JELEGAT HOLDINGS LIMITED

By:	/s/ William V. Carey
Name:	William V. Carey
Title:	Director

THE BORROWERS

JOINT STOCK COMPANY «DISTILLERY «TOPAZ»

By:	/s/ Carlo Radicati di Primeglio
Name:	Carlo Radicati di Primeglio
Title:	General Director of the Managing Company

By:	/s/ Platonova Tatiana Ivanovna
Name:	Platonova Tatiana Ivanovna
Title:	Chief Accountant

Address: 46, Oktyabrskaya str. Pushkino Moscow region 141200 Russia

OOO “FIRST TULA DISTILLERY”

By:	/s/ Carlo Radicati di Primeglio
Name:	Carlo Radicati di Primeglio
Title:	General Director of the Managing Company

By:	/s/ Shagunova Natalia Alexandrovna
Name:	Shagunova Natalia Alexandrovna
Title:	Chief Accountant

Address: 5, Nekrasova street Tula the Tula region 300045 Russia

BRAVO PREMIUM LLC

By:	/s/ Kopitel Sergey Igorevich
Name:	Kopitel Sergey Igorevich
Title:	General Director

By:	/s/ Marugina Elena Vladimirovna
Name:	Marugina Elena Vladimirovna
Title:	Chief Accountant

Address: Liter A, 52/4 Kuznetsovskaya str. Saint-Petersburg 196105 Russian Federation

LIMITED LIABILITY COMPANY
«THE TRADING HOUSE «RUSSIAN ALCOHOL»

By:	/s/ Yablokov Evgeny Vladimirovich
Name:	Yablokov Evgeny Vladimirovich
Title:	General Director

By:	/s/ Yakubovskaya Irina Ivanovna
Name:	Yakubovskaya Irina Ivanovna
Title:	Chief Accountant

Address: 3, Krasnaya sosna str. Moscow 129337 Russian Federation

JOINT STOCK COMPANY «RUSSIAN ALCOHOL GROUP»

By:	/s/ Carlo Radicati di Primeglio
Name:	Carlo Radicati di Primeglio
Title:	General Director

By:	/s/ Lavrinovich Tatiana Germonovna
Name:	Lavrinovich Tatiana Germonovna
Title:	Chief Accountant

Address: 1, Eniseiskaya str. Moscow 129344 Russian Federation

ZAO “SIBIRSKY LVZ”

By:	/s/ Carlo Radicati di Primeglio
Name:	Carlo Radicati di Primeglio
Title:	General Director of the Managing Company

By:	/s/ Ilina Irina Nikolaevna
Name:	Ilina Irina Nikolaevna
Title:	Chief Accountant

Address: Industrial area of Sibirsky LVZ, No 1, Koltsovo, Novosibirsk district Novosibirisk region, 630559, Russia

CLOSED JOINT STOCK COMPANY «MID-RUSSIAN DISTILLERIES»

By:	/s/ Zhangozin Kairat Nakoshevich
Name:	Zhangozin Kairat Nakoshevich
Title:	General Director

By:	/s/ Kolmakova Irina Nikolaevna
Name:	Kolmakova Irina Nikolaevna
Title:	Chief Accountant

Address: Degtyainmyper.5. corp 2 Moscow 125009 Russia